Exhibit 10.18
Execution Version
COUNTERPART AGREEMENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
This COUNTERPART AGREEMENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “First Amendment”) is entered into as of January 29, 2021, among States Title Holding, Inc., a Delaware corporation (“Borrower”), the Persons listed on Schedule 1 hereto (the “Existing Guarantors”, and together with Borrower, collectively, the “Effective Date Loan Parties”), the Persons listed on Schedule 2 hereto (the “New Guarantors” and, together with Effective Date Loan Parties, collectively, the “Loan Parties”), the lenders from time to time party thereto, and Hudson Structured Capital Management Ltd., a Bermuda limited company, as agent for the Lenders (in such capacity, “Agent”).
WHEREAS, the Effective Date Loan Parties, Agent, and the Lenders from time to time party thereto are parties to that certain Loan and Security Agreement, dated as of December 31, 2020 (the “Existing Loan and Security Agreement”; the Existing Loan and Security Agreement, as may be amended, restated, amended and restated, supplemented or modified from time to time, including pursuant to this First Amendment, the “Loan and Security Agreement”; unless otherwise defined herein, capitalized terms used herein (including in the preamble hereto) that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan and Security Agreement;
WHEREAS, the obligation of each Lender to fund its share of the Term Loan under the Loan and Security Agreement is subject to Agent having received a Counterpart Agreement duly executed and delivered by each New Guarantor;
WHEREAS, each New Guarantor acknowledges that it will derive substantial benefit from financial accommodations extended to the Borrower by the Lenders under the Loan and Security Agreement and that it is in the best interests of such New Guarantor that it execute this First Amendment and hereby become a “Loan Party” and a “Guarantor” under the Loan and Security Agreement; and
WHEREAS, the Agent and the Lender have requested that the Loan Parties amend the Loan and Security Agreement to allow the Lenders to assign or grant a participation right in its obligations, rights, and benefits under the Loan and Security Agreement to non-U.S. lenders.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Joinder to the Loan Documents. Each New Guarantor hereby acknowledges, agrees and confirms that, by its execution of this First Amendment, each New Guarantor will be deemed a “Loan Party” and “Guarantor” for all purposes under the Loan and Security Agreement and each other Loan Document to which the Loan Parties are a party, shall guarantee the Obligations, shall grant a security interest in and Lien on all of its assets to Agent for the benefit of the Secured Parties party to each other Loan Document to which the Loan Parties or Guarantors are a party, and shall have all of the obligations of a Loan Party and Guarantor under the Loan and Security Agreement and each other Loan Document to which the Guarantors are a party and subject to. Each New Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, conditions, obligations and liabilities applicable to a “Loan Party” and a “Guarantor” contained in the Loan and Security Agreement and each other Loan Document.
2.Amendments to the Existing Loan and Security Agreement.
(a)Section 12.2(b) of the Loan and Security Agreement is amended and restated in its entirety as follows:
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“With the prior written consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned), so long as no Event of Default has occurred and is continuing, and the Agent, each Lender and its respective successors, contributees and assigns as permitted hereunder has the right to sell, transfer, assign, contribute or negotiate all or any part of, or any interest in, the Secured Parties’ obligations, rights, and benefits under this Agreement and the other Loan Documents to any Person; provided that no such consent shall be required for any sale, transfer, assignment, contribution or negotiation to any Eligible Assignee. Notwithstanding the foregoing, (i) any Lender may at any time pledge, contribute or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of such Lender, including any pledge, contribution or assignment to secure obligations to any Person; (ii) so long as such pledge, contribution or assignment is to a Person (other than an Eligible Assignee), prior written consent is required of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower (such consent not to be unreasonably withheld, delayed or conditioned); (iii) no such pledge, contribution or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee, contributee or assignee for such Lender as a party hereto.”
(b)Section 12.2(e) of the Loan and Security Agreement is amended and restated in its entirety as follows:
“[Reserved]”
3.Supplements to Loan and Security Agreement Schedules. The New Guarantors (and with respect to Schedule 1 of Exhibit A attached hereto, the Agent and the Lenders) have attached hereto as Exhibit A supplemental schedules to the Loan and Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent schedules to the Loan and Security Agreement, and such supplemental schedules include all of the information required to be scheduled in the Loan and Security Agreement.
4.Post-Closing Obligations. As promptly as practicable, and in any event within the time periods after the date hereof specified in Schedule 4 attached hereto or such later date as Agent agrees to in writing (including by electronic mail), including to reasonably accommodate circumstances unforeseen on the date hereof, each Loan Party shall deliver the documents or take the actions specified on Schedule 4 that would have been required to be delivered or taken on the date hereof, in each case except to the extent otherwise agreed by Agent.
5.Representations and Warranties. Each Loan Party represents and warrants to Agent and the Lenders that (a) this First Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (b) after giving effect to Sections 2 and 3 above, the representations and warranties made by it as a Loan Party or Loan and Security Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof (and to the extent that such representations and warranties relate solely to an earlier date, such representations and warranties shall be deemed made as of the date hereof). Each New Guarantor represents and warrants that that it has received a copy of the Loan and Security Agreement and the schedules and exhibits thereto.
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6.Loan Document. On and after the date hereof, each reference to the “Loan and Security Agreement” in any other Loan Document shall mean and be a reference to the Loan and Security Agreement as amended hereby. This First Amendment shall constitute a Loan Document.
7.Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement.
8.Governing Law. THIS FIRST AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE AND JURY TRIAL WAIVER SET FORTH IN SECTION 11 OF THE LOAN AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
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IN WITNESS WHEREOF, each of the undersigned has executed this First Amendment as of the date first written above.

EXISTING LOAN PARTIES

NORTH AMERICAN TITLE, LLC, a Delaware limited liability company

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

SPEAR AGENCY ACQUISITION INC., a Delaware corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

STATES TITLE AGENCY, INC., a Delaware corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

STATES TITLE HOLDING, INC., a Delaware corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer
[Signature Page to First Amendment and Counterpart Agreement]

STATES TITLE, LLC, a Delaware limited liability company

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

TITLE AGENCY HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer
[Signature Page to First Amendment and Counterpart Agreement]

NEW LOAN PARTIES:

NASSA LLC, a Florida limited liability company

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN ASSET DEVELOPMENT, LLC, a California limited liability company

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN TITLE AGENCY, INC., a New Jersey corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN TITLE COMPANY, an Arizona corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN TITLE COMPANY, a Florida corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN TITLE COMPANY, an Illinois corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
[Signature Page to First Amendment and Counterpart Agreement]

	Title:	Treasurer

NORTH AMERICAN TITLE COMPANY, a Minnesota corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN TITLE COMPANY, a Nevada corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN TITLE COMPANY, a Texas corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN TITLE COMPANY OF COLORADO, a Colorado corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer

NORTH AMERICAN TITLE COMPANY, INC., a California corporation

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer
[Signature Page to First Amendment and Counterpart Agreement]

NORTH AMERICAN TITLE COMPANY, LLC, an Indiana limited liability company

By:	/s/ Noaman Ahmad
	Name:	Noaman Ahmad
	Title:	Treasurer
[Signature Page to First Amendment and Counterpart Agreement]

AGENT:

HUDSON STRUCTURED CAPITAL MANAGEMENT LTD.

By:	/s/ Rachel Bardon
	Name:	Rachel Bardon
	Title:	Partner
[Signature Page to First Amendment and Counterpart Agreement]

The Lenders:

HSCM BERMUDA FUND LTD.

By:	/s/ Rachel Bardon
	Name:	Rachel Bardon
	Title:	Partner

HS SANTANONI LP

By:	/s/ Rachel Bardon
	Name:	Rachel Bardon
	Title:	Partner

HS OPALESCENT LP

By:	/s/ Rachel Bardon
	Name:	Rachel Bardon
	Title:	Partner
[Signature Page to First Amendment and Counterpart Agreement]

Schedule 1
Effective Date Loan Parties

Schedule 2
New Guarantors

Schedule 6
Post-Closing Obligations

Exhibit A
Amended and Restated Schedules to Loan and Security Agreement

Schedule 1
Term Loan Commitments

Lender	Term Loan Commitment Amount
HSCM Bermuda Fund Ltd.	$113,987,528.00
HS Santanoni LP	$19,994,990.00
HS Opalescent LP	$16,017,482.00
TOTAL:	$150,000,000.00

Schedule 7.7 – Permitted Transactions with Affiliates

Schedule 13.1(a) – Permitted Indebtedness

Schedule 13.1(b) – Permitted Investments

Schedule 13.1(c) – Permitted Liens